UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________________
FORM 8-K
  _________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 1, 2015

 _________________________________
Matador Resources Company
(Exact name of registrant as specified in its charter)
   _________________________________

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
   _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 1, 2015, in connection with the sale of certain natural gas gathering and processing assets located in Loving County, Texas (the “Sale”) by Matador Resources Company (the “Company”), the Company entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with Wells Fargo Bank, National Association, as trustee (the “Trustee”), which supplements the Indenture, dated as of April 14, 2015 (the “Indenture”), among the Company, the Guarantors named therein and the Trustee. Pursuant to the First Supplemental Indenture, DLK Wolf Midstream, LLC, a wholly-owned subsidiary of the Company (“DLK”), was released as a party to and as a guarantor under the Indenture, effective upon the consummation of the Sale.
The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On October 1, 2015, the Company issued a press release announcing the consummation of the Sale. The Sale was effected pursuant to the sale of all of the outstanding membership interests in DLK. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company expects to make presentations concerning its business to potential investors. The materials to be utilized during the presentations are furnished as Exhibit 99.2 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
4.1
First Supplemental Indenture, dated as of October 1, 2015, by and among Matador Resources Company, DLK Wolf Midstream, LLC, the Guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated October 1, 2015.
99.2	Presentation Materials.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: October 5, 2015	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
4.1
First Supplemental Indenture, dated as of October 1, 2015, by and among Matador Resources Company, DLK Wolf Midstream, LLC, the Guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated October 1, 2015.
99.2	Presentation Materials.